UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 10, 2018
Post Holdings, Inc.
(Exact name of registrant as specified in its charter)

Missouri	1-35305	45-3355106
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2503 S. Hanley Road
St. Louis, Missouri 63144
(Address, including Zip Code, of principal executive offices)
Registrant’s telephone number, including area code: (314) 644-7600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.     Regulation FD Disclosure.
On January 10, 2018, Post Holdings, Inc. (the “Company”) announced its Board of Directors declared a quarterly dividend of $0.9375 per share on the Company’s 3.75% Series B Cumulative Perpetual Convertible Preferred Stock (“Series B Preferred Stock”), for the dividend period from the date of November 15, 2017 to February 14, 2018. The dividend on the Company’s Series B Preferred Stock will be paid on February 15, 2018 to holders of record of Series B Preferred Stock as of the close of business on February 1, 2018.
The Board of Directors also declared a quarterly dividend of $0.625 per share on the Company’s 2.5% Series C Cumulative Perpetual Convertible Preferred Stock (“Series C Preferred Stock”), for the dividend period from the date of November 15, 2017 to February 14, 2018. The dividend on the Company’s Series C Preferred Stock will be paid on February 15, 2018 to holders of record of Series C Preferred Stock as of the close of business on February 1, 2018.
Item 8.01.     Other Events.
Also on January 10, 2018, the Company announced that it has given notice for the redemption of all outstanding shares of the Company’s Series B Preferred Stock (CUSIP: 737446302).
The redemption date of the Series B Preferred Stock will be February 15, 2018 (the “Redemption Date”). The Series B Preferred Stock will be redeemed at a redemption price equal to $100.00 per share of Series B Preferred Stock, plus accrued and unpaid dividends up to, but excluding, the Redemption Date (the “Redemption Price”). With the payment of the quarterly dividend on the Company’s Series B Preferred Stock previously discussed, which will occur on the same date as the Redemption Date, the amount of accrued and unpaid dividends on the Series B Preferred Stock as of the Redemption Date will be $0.00 per share, and the Redemption Price will be $100.00 per share. Unless the Company defaults in making the payment of the Redemption Price, the Series B Preferred Stock will no longer be deemed outstanding and dividends on the Series B Preferred Stock will cease to accrue on and after the Redemption Date.
As of January 10, 2018, there were 1,471,297 shares of Series B Preferred Stock issued and outstanding.
A copy of the press release issued on January 10, 2018 is attached hereto as Exhibit 99.1.
Item 9.01.     Financial Statements and Exhibits.
(d) Exhibits
See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 10, 2018	Post Holdings, Inc.
(Registrant)

	By:	/s/ Diedre J. Gray
	Name:	Diedre J. Gray
	Title:	EVP, General Counsel & Chief Administrative Officer, Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated January 10, 2018

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